UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2021

Sio Gene Therapies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37418	85-3863315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Times Square 33rd Floor New York, New York 10036 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +1 877 746 4891
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SIOX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01    Regulation FD Disclosure.

On January 4, 2021, Sio Gene Therapies Inc. (the “Registrant”) issued a press release announcing that it has agreed to sell its equity stake in Arvelle Therapeutics (“Arvelle”) to Angelini Pharma, as part of that company’s cash acquisition of 100% of the outstanding equity of Arvelle for up to $960 million (the “Transaction”).

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The disclosures set forth in this Item 7.01 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the SEC made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

On January 4, 2021, the Registrant agreed to sell its equity stake in Arvelle to Angelini Pharma, as part of the Transaction. The Transaction is expected to close during the first calendar quarter of 2021, subject to the satisfaction of customary closing conditions.

The Registrant expects to receive an upfront cash payment of $11.8 million with up to an additional $8.2 million in potential regulatory and sales milestone payments, totaling up to approximately $20.0 million in the Transaction. These proceeds represent a substantial gain on the Registrant's initial investment in Arvelle but are not expected to result in any income tax liabilities. This infusion along with the Registrant's cash on hand at December 31, 2020 are expected to support the development of the Registrant’s three clinical-stage development programs into calendar year 2022.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description of Document

99.1	Press Release of Sio Gene Therapies Inc., dated January 4, 2021.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIO GENE THERAPIES INC.

Dated:	January 4, 2021
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Chief Financial Officer and General Counsel